                                                                     EXHIBIT 1.1

                           KILROY REALTY CORPORATION

                                724,888 Shares

                                 Common Stock


                            UNDERWRITING AGREEMENT
                            ----------------------


                                             February 12, 1998


PRUDENTIAL SECURITIES INCORPORATED
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

     Kilroy Realty Corporation, a Maryland corporation (the "Company"), and Kilroy Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), each hereby confirms its agreement (this "Agreement") with Prudential Securities Incorporated (the "Underwriter"), as set forth below.

     1.   Securities.  Subject to the terms and conditions herein contained, the
          ----------
Company proposes to issue and sell to the Underwriter an aggregate of 724,888 shares (the "Securities") of the Company's common stock, par value $.01 per share (the "Common Stock"). The Underwriter intends to deposit the Securities with the trustee of the National Equity Trust Equity Portfolio Series 2 (REIT Portfolio), a registered unit investment trust under the Investment Company Act of 1940, as amended (the "Trust"), to which Prudential Securities Incorporated acts as sponsor and depositor in exchange for units in the Trust.

     2.   Representations and Warranties of the Company and the Operating
          ---------------------------------------------------------------
Partnership.  The Company and the Operating Partnership, jointly and severally,
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represent and warrant to, and agree with, the Underwriter that:

          (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on such Form S-3 (File No. 333-45097) with respect to the Securities, including a basic prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Act, and one or more amendments to such registration statement may have been so filed. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company will next file with the Commission either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and, if required to be filed pursuant to Rules 434(c)(2) and 424(b), an Integrated Prospectus (as hereinafter defined), in either case, containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, pursuant to Rule 424(b) under the Act a final prospectus supplement to the basic prospectus included in such registration statement, as so amended, describing the Securities and the offering thereof, in such form as has been provided to, or discussed with, and approved by the Underwriter as provided in Section 5(a) of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration, assuming compliance with
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     the requirements of Rule 462(b), shall be effective upon filing with the
     Commission. As used in this Agreement, the term "Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was declared effective, including (i) all financial schedules and exhibits thereto, (ii) all documents incorporated by reference or deemed to be incorporated by reference therein, (iii) any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined) or, if required to be filed pursuant to Rule 434(c)(2) and 424(b) under the Act, in the Integrated Prospectus, (iv) and any Rule 462(b) Registration Statement (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act; the term "Basic Prospectus" means the prospectus included in the Registration Statement as amended by any form of prospectus filed thereafter pursuant to Rule 424; the term "Preliminary Prospectus" means any preliminary form of the Prospectus (as hereinafter defined), if any, specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term "Prospectus Supplement" means any prospectus supplement specifically relating to the Securities, in the form first filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act; the term "Prospectus" means (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the Preliminary Prospectus; or (C) if the Company does not rely on Rule 434 under the Act and if no Preliminary Prospectus is required to be filed, the Basic Prospectus, including, in each case, the Prospectus Supplement; "Basic Prospectus," "Prospectus," "Preliminary Prospectus" and "Prospectus Supplement" shall include in each case the documents, if any, filed by the Company with the Commission pursuant to Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference therein; the term "Integrated Prospectus" means a prospectus first filed with the Commission pursuant to Rules 434(c)(2) and 424(b) under the Act; and the term "Term Sheet" means any abbreviated term sheet that satisfies the requirements of Rule 434 under the Act. Any reference in this Agreement to an "amendment" or "supplement" to any Preliminary Prospectus, the Prospectus, or any Integrated Prospectus or an "amendment" to any registration statement (including the Registration Statement) shall be deemed to include any document incorporated by reference therein that is filed with the Commission under the Exchange Act after the date of such Preliminary Prospectus, Prospectus, Integrated Prospectus or registration statement, as the case may be. For purposes of the preceding sentence, any reference to the "effective date" of an amendment to a registration statement shall, if such amendment is effected by means of the filing with the Commission under the Exchange Act of a document incorporated by reference in such registration statement, be deemed to refer to the date on which such document was so filed with the Commission; any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus and any amendment or supplement thereto was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder, and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was declared effective, it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all

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     material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any Integrated Prospectus or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), on the date when the Prospectus is otherwise amended or supplemented and on the Closing Date (as hereinafter defined), each of the Prospectus, and, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus or any amendment or supplement thereto, the Registration Statement or any amendment thereto, the Prospectus or, if required to be filed pursuant to Rules 434(c)(2) and 424(b) under the Act, the Integrated Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriter as set forth in Section 11 hereof.

          (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective, (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that, assuming compliance with Rule 462(b), is effective upon filing with the Commission and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

          (d) The Company and each of its subsidiaries that are corporations have been duly organized and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation and are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. Each of the Company's subsidiaries that are partnerships have been duly organized and are validly existing as partnerships in good standing under the laws of their respective jurisdictions of organization and, as applicable, are duly qualified to transact business as foreign partnerships and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole.

          (e) The Company and each of its subsidiaries have full power (corporate or other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus; and each of the Company and the Operating Partnership has full power (corporate or other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

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          (f) The Company has no subsidiaries, except for the Operating
     Partnership, Kilroy Services, Inc., Kilroy Realty Finance, Inc. and Kilroy Realty Finance Partnership, L.P.

          (g) The issued shares of capital stock of each of the Company's subsidiaries that are corporations have been duly authorized and validly issued, are fully paid and nonassessable and, except as otherwise set forth in the Prospectus and any Integrated Prospectus or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus, are owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims. The partnership agreements of the Company's subsidiaries that are partnerships have been duly authorized, executed and delivered by the general partners thereof and constitute the valid and binding obligation of the general partners thereof. Such partnership agreements reflect the Company and/or one or more of the Company's subsidiaries as the sole beneficial owners of the partnership interests in such partnerships, except with respect to the Operating Partnership and Kilroy Realty Finance Partnership, L.P. as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (h) The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of its jurisdiction of organization and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its subsidiaries, taken as a whole. All of the partnership interests in the Operating Partnership (the "Units") to be issued in connection with the offering of securities contemplated hereby have been duly authorized for issuance by the Operating Partnership to the Company, and, at the Closing Date, against the payment of consideration therefor in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, will be validly issued, fully paid and owned by the Company, free and clear of any security interests, liens, encumbrances, equities or claims. All of the outstanding Units have been duly authorized and validly issued and are owned as set forth in the Prospectus and, in the case of Units issued to the Company, are owned free and clear of any security interests, liens, encumbrances, equities or claims. Immediately after the Closing Date, 3,406,212 Units of common limited partnership interest, 1,200,000 Units of preferred limited partnership interest and 25,153,255 Units of general partnership interest will be issued and outstanding. The Units conform in all material respects to the description thereof contained in the Prospectus and any Integrated Prospectus, or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus. The Company is, and immediately after the Closing Date will be, the sole general partner of the Operating Partnership.

          (i) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus and any Integrated Prospectus or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Securities have been duly authorized and at the Closing Date, after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right that has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

          (j) The capital stock of the Company conforms to the description thereof contained in the Registration Statement and each of the Prospectus and any Integrated Prospectus or, if the

                                       4
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     Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus.

          (k) All of the issued and outstanding shares of capital stock of the Company have been offered and sold in compliance with all applicable laws (including, without limitation, federal and state securities laws). Except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), the Company has not issued or sold any shares of its capital stock during the six-month period preceding the initial filing date of the Registration Statement including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

          (l) Except as disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (i) securities, equity interests or obligations of the Company or any of its subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (iii) obligations of the Company or any such subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.

          (m) The balance sheet of the Company (including the notes thereto) included in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) fairly presents the financial position of the Company at the date therein specified. The combined financial statements (including the notes thereto) of the Kilroy Group (as defined in the notes thereto) and schedule of the Kilroy Group included in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the financial position, the results of operations and cash flows and changes in financial condition of the Kilroy Group, at the date and for the periods therein specified. The combined historical summaries of certain revenues and certain expenses (including the notes thereto) of the Acquisition Properties, the Post IPO Acquisitions through June 30, 1997, the Acquired Properties and the Pending Acquisitions for the year ended December 31, 1996 (each as defined in the notes thereto) included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined certain revenues and certain expenses of the Acquisition Properties, the Post IPO Acquisitions through June 30, 1997, the Acquired Properties and the Pending Acquisitions for the year ended December 31, 1996, respectively, for the periods therein specified. All of the foregoing financial statements (including the notes thereto) and schedules have been prepared in accordance with generally accepted accounting principles consistently applied for each of the periods presented. The financial data and the statistical information and data set forth or incorporated by reference in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, as of the date of such data or information, on the basis stated in the Registration Statement, the Prospectus and any Integrated Prospectus (or such Preliminary Prospectus), the information included therein.

          (n) The pro forma consolidated financial statements (including the notes thereto) and other pro forma financial information of the Company included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the

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     Commission and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information and the assumptions used in the preparation thereof are, in the opinion of the Company, reasonable. Other than the historical and pro forma financial statements (and schedules) included therein, no other historical or pro forma financial statements (or schedules) are required to be included in the Registration Statement or Prospectus or any Integrated Prospectus.

          (o) Deloitte & Touche LLP, who have certified certain financial statements and schedules of the Company, and delivered their reports with respect to the audited financial statements and schedules, included in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act, the Exchange Act and the applicable rules and regulations thereunder.

          (p) The execution and delivery of this Agreement have been duly authorized by the Company and the Operating Partnership and this Agreement has been duly executed and delivered by the Company and the Operating Partnership, and is the valid and binding agreement of each of the Company and the Operating Partnership, enforceable against the Company and the Operating Partnership in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally and to the application of equitable principles in any proceeding, whether at law or in equity.

          (q) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party or to which the property of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) and are not described therein, and, to the knowledge of the Company or any of its subsidiaries, no such proceedings have been threatened against the Company or any of its subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or any Integrated Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

          (r) The issuance, offering and sale of the Securities to the Underwriter by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties are bound, or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Company or any of its subsidiaries, or any statute or any judgment decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or any of its subsidiaries.

          (s) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, regardless of whether covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (t) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement
     (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (u) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Act.

          (v) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company and its subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock (other than as contemplated by Section 2(k) hereof); and (iii) there has not been any material change in the capital stock or partnership interests (as the case may be), short-term debt or long-term debt of the Company and its consolidated subsidiaries, except in each case as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (w) The Company or its subsidiaries will have good and marketable title in fee simple to all items of real property comprising part of the Properties (as defined in the Registration Statement, the Prospectus and any Integrated Prospectus, or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) (except with respect to land held pursuant to a ground lease or subject to an air space lease) and marketable title to all personal property comprising part of the Properties, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such subsidiary, and any real property and buildings comprising part of the Properties held pursuant to or subject to a ground lease, air space lease or other lease will be held by the Company or any such subsidiary under or subject to valid, subsisting and enforceable ground leases, air space leases or other leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (x) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is threatened that could result in a

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     material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (y) The Company and each of its subsidiaries own or possess all contract rights that are material to the businesses now operated or proposed to be operated by them taken as a whole as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), including all such contract rights referred to in the Prospectus. All such contracts are in full force and effect, and neither the Company nor any such subsidiary is aware of any material breach by any party under any of such contracts.

          (z) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus); and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew such insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (aa) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock or partnership interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) and except pursuant to (i) the mortgage loans and credit facility, descriptions of which are set forth or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), (ii) the terms and conditions of the Operating Partnership's 8.075% Series A Cumulative Redeemable Units, (iii) applicable law and (iv) with respect to prohibitions only against transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, (A) customary non-assignment provisions contained in leases to which the Company or any of its subsidiaries is a party and (B) security interests, including purchase money obligations, applicable to any property of the Company or any of its subsidiaries as of the date hereof.

          (bb) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (cc) The Company is not, and as of the Closing Date will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended.

          (dd) Each of the Company and its subsidiaries has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith and for which a reserve has been established or as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus). All of such returns are true, correct and complete. No audit, inquiry, investigation or similar proceeding is currently pending or, to the knowledge of the Company, threatened against the Company or any of its assets with respect to which it may be liable for the payment of taxes, an adverse outcome of which would reasonably be expected to result in a material adverse effect.

          (ee) Neither the Company nor any of its subsidiaries is in violation of any applicable federal or state law or regulation relating to occupational safety and health, the storage, handling or transportation of hazardous or toxic materials, pollution or otherwise relating to protection of the environment, and the Company and its subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses or the businesses proposed to be conducted by them as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), and the Company and each such subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus).

          (ff) Each certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter on the Closing Date shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

          (gg) Except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any such subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity.

          (hh) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (ii) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to property, business or operations of the Company and its subsidiaries taken as a whole.

          (jj) Except as otherwise disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), since January 1, 1990 no foreclosures have been instituted and none are currently threatened with respect to any property or assets directly or indirectly owned (whether now or in the past) by the Kilroy Group or the Company or any of its subsidiaries.

          (kk) (i) To the knowledge of the Company or any of its subsidiaries, no proceeding or filing of a petition seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency, liquidation or similar law has been commenced or instituted (whether voluntary or involuntary) by or with respect to any member of the Kilroy Group, (ii) no member of the Kilroy Group has applied for or consented to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any such persons or for a substantial part of any such persons' property or assets and (iii) no member of the Kilroy Group has made a general assignment for the benefit of its creditors.

          (ll) No relationship, direct or indirect, exists between or among the Company or the Operating Partnership on the one hand, and the directors, officers, stockholders (in the case of the Company), limited partners (in the case of the Operating Partnership), tenants, customers or suppliers of the Company or the Operating Partnership on the other hand, which is required to be described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) which is not so described.

          (mm) The Company has been and is organized and operated in conformity with the requirements for qualification as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and will have no earnings and profits accumulated in a non-REIT year within the meaning of Section 857(a)(3)(B) of the Code, and the actual method of operation of the Company and its subsidiaries has enabled, and its proposed method of operation will enable, the Company to meet the requirements for taxation as a REIT under the Code beginning with its taxable year ending December 31, 1997 and for its subsequent taxable years. The Company will elect to be taxed as a REIT under the Code beginning with its taxable year ending December 31, 1997. All statements in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) regarding the Company's qualification as a REIT are true, complete and correct in all material respects.

          (nn) (i) Each of the Properties (including, for purposes of this paragraph, each of the properties that the Company or any of its subsidiaries has the option to purchase) complies with all applicable codes, laws, ordinances and regulations (including, without limitation, building and zoning codes and laws and regulations relating to access to the Properties) and deed restrictions or other covenants, except for such failures to comply that would not materially impair the value of any of the Properties and would not result in a forfeiture or reversion of title; (ii) neither the Company nor any of its subsidiaries has knowledge of any pending or threatened litigation, moratorium, condemnation proceedings, zoning change, or other similar proceeding or action that could in any manner affect the size of, use of, improvements on, construction on, access to or availability of utilities or other necessary services to, the Properties, except such proceedings or actions which are not reasonably expected to, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole; (iii) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Company or any of its subsidiaries that
     (A) would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) or (B) are required to be disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) are disclosed therein; (iv) neither the Company, any of its subsidiaries nor any tenant of any portion of any of the Properties is in default under any of the ground leases or air space leases (as lessee), space leases (as lessor or lessee, as the case may be) or other occupancy or license agreement relating to, or under any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties and there is no event which, but for the passage of time or the giving of notice or both, would constitute a default under any of such documents or agreements, except such defaults that would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus); and (v) except as described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) and except as otherwise provided by law, no tenant under any lease pursuant to which the Company or any of its subsidiaries will lease the Properties will have an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part.

          (oo) Each of the Properties (including, for purposes of this paragraph, each of the properties that the Company or any of its subsidiaries has the option to purchase) is in substantial compliance with all presently applicable provisions of the Americans with Disabilities Act and no failure of the Company or any of its subsidiaries to comply with all presently applicable provisions of the Americans with Disabilities Act would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (pp) Except as otherwise disclosed in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus),
     (i) neither the Company, any of its subsidiaries nor, to the best knowledge of the Company, any other owners of the Properties (including, for purposes of this paragraph, each of the properties that the Company or any of its subsidiaries has the option to purchase) at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than by any such action taken in compliance with all applicable Environmental Statutes, except for such actions that are not expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus); (ii) neither the Company nor any of its subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials; (iii) neither the Company nor any of its subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Properties or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters, other than any events that are not expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus); (iv) neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to pollution, protection of the environment or Hazardous Materials on or originating from any of the Properties or any assets described in the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus) or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including, without limitation, a claim under or pursuant to any Environmental Statute (hereinafter defined), other than any events that are not expected to result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or contemplated by the Prospectus and any Integrated Prospectus (or, if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus); (v) neither the Properties nor any other real properties owned by members of the Kilroy Group is included or, to the best of the Company's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the best of the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined).

               As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos, petroleum or petroleum products, or any hazardous materials as defined by any federal, state or local environmental law, ordinance, rule or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Usability Act of 1980, as amended, 42 U.S.C. (S)(S) 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. (S)(S)1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. (S)(S) 6901-6992K, the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C.
     (S)(S)11001-11050, the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.
     (S)(S) 136-136y, the Clean Air Act, 42 U.S.C. (S)(S) 7401-7642, the Clean
     Water Act (Federal Water Pollution Control Act), 33 U.S.C. (S)(S) 1251-1387, the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. (S)(S) 651-678, as any of the above statutes may be amended from time-to-time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority").

          (qq) None of the environmental consultants which prepared environmental and asbestos inspection reports with respect to any of the Properties (including, for purposes of this paragraph, each of the properties that the Company or any of its subsidiaries has the option to purchase) or the engineering consultants which prepared engineering inspection reports with respect to any of the Properties, were employed for such purpose on a contingent basis or have any substantial interest in the Company or any of its subsidiaries and none of them or any of their directors, officers or employees are connected with the Company or any of its subsidiaries as a promoter, selling agent, voting trustee, director, officer or employee.

          (rr) Except as disclosed in the Prospectus and any Integrated Prospectus (or if the Prospectus or any required Integrated Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor the Operating Partnership is aware of any engineering condition at any of the Properties (including, for purposes of this paragraph, each of the properties that the Company or any of its subsidiaries has the option to purchase) that would result in a material adverse change in the condition (financial or otherwise) or business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole.

          (ss) None of Marc Brutten, James Reynolds, Jay Schidler and Lawrence Taff have a right to exchange any of their respective Units to Common Stock prior to January 31, 1999.

     Each reference in this Section 2 to "the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole" means the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company and its subsidiaries, taken as a whole.

     3.   Purchase Sale and Delivery of the Securities.
          --------------------------------------------

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees, to purchase from the Company, at a purchase price of $26.13 per share, the Securities. One or more certificates in definitive form for the Securities that the Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071 at 6:30 A.M., local time, on February 18, 1998, or at such other place, time or date as the Underwriter and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Underwriter at the offices in New York, New York of the Company's transfer agent or registrar or of the Underwriter at least 24 hours prior to the Closing Date.

          (b) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriter of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriter indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriter wires funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriter executes and delivers a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds to the Underwriter as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriter on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriter, in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriter's cost of financing as reasonably determined by the Underwriter.

     4.   Offering by the Underwriter. Upon the Underwriter's authorization of
          ---------------------------
the release of the Securities, the Underwriter proposes to deposit the Securities with the trustee of the Trust, for which Prudential Securities Incorporated acts as a sponsor and depositor, in exchange for units in the Trust, in accordance with the terms of the Prospectus.

     5.   Covenants of the Company.  Each of the Company and the Operating
          ------------------------
Partnership covenants and agrees with the Underwriter that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof, any Integrated Prospectus, Prospectus Supplement, as the case may be, and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the Exchange Act and the respective rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus and any Integrated Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus, Term Sheet any Integrated Prospectus or any amendment or supplement thereto or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Underwriter shall not previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus and any Integrated Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Underwriter, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus, any Integrated Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

          (b) The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or any post-effective amendment thereto or any order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction,
     (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing any Preliminary Prospectus or the Prospectus and any Integrated Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

          (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Closing Date, any event occurs as a result of which the Prospectus or any Integrated Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus or any Integrated Prospectus to comply with the Act, the Exchange Act or the respective rules or regulations of the Commission thereunder, the Company will promptly notify the Underwriter thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus or any Integrated Prospectus that corrects such statement or omission or effects such compliance.

          (e) The Company will, without charge, provide (i) to the Underwriter and to counsel for the Underwriter a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto as the Underwriter may reasonably request. Without limiting the application of clause (ii) of the preceding sentence, the Company, not later than (A) 6:00 p.m., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 a.m., New York City time, on such date or (B) 2:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 a.m., New York City time, on such date, will deliver to the Underwriter, without charge, as many copies of the Prospectus or any Integrated Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request for purposes of confirming orders that are expected to settle on the Closing Date.

          (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Underwriter a consolidated earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

          (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus or any Integrated Prospectus.

          (h) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (i) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (j) The Company will cause the Securities to be duly authorized for listing by the New York Stock Exchange prior to the Closing Date, subject to official notice of issuance.

          (k) The Company will use its best efforts to continue to meet the requirements to qualify as a REIT under the Code.

          (l) The Company will cause the Operating Partnership to operate as a limited partnership in accordance with the requirements of Delaware law.

     6.   Expenses.  The Company will pay all costs and expenses incident to the
          --------
performance of its and the Operating Partnership's obligations under this Agreement, regardless of whether the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriter of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriter of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriter relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any listing of the Securities on the New York Stock Exchange, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Underwriter to be paid for by the Underwriter) and
(ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Underwriter to be paid for by the Underwriter). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company or the Operating Partnership to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by the Underwriter in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to the Underwriter for the loss of anticipated profits from the transactions covered by this Agreement.

     7.   Conditions of the Underwriter's Obligations.   The obligations of the
          -------------------------------------------
Underwriter to purchase and pay for the Securities shall be subject, in the Underwriter's sole discretion, to the accuracy of the representations and warranties of the Company and the Operating Partnership contained herein as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Operating Partnership of their respective covenants and agreements hereunder and to the following additional conditions:

          (a) The Prospectus, any Term Sheet that constitutes a part thereof, any Integrated Prospectus or the Prospectus Supplement, as the case may be, and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriter, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or any Integrated Prospectus or otherwise).

          (b) The Underwriter shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Company and its subsidiaries, to the following effect:

               (i) The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the States of Arizona, California, Delaware and Washington. Kilroy Services, Inc., a Maryland corporation (the "Services Company"), is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the States of Arizona, California and Washington. The Operating Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of the States of Arizona, California and Washington. Kilroy Realty Finance, Inc., a Delaware corporation (the "Finance Company"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of the States of Arizona, California and Washington. Kilroy Realty Finance Partnership, L.P., a Delaware limited partnership (the "Finance Partnership" and together with the Services Company, the Operating Partnership and the Finance Company, the "Subsidiaries"), has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign limited partnership and is in good standing under the laws of the States of Arizona, California and Washington.

               (ii) Each of the Operating Partnership, the Finance Company and the Finance Partnership have corporate or partnership power (as the case may be) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement, the Prospectus or any Integrated Prospectus, and the Operating Partnership has partnership power to enter into this Agreement and to carry out all the terms and provisions thereof to be carried out by it.

               (iii) The issued shares of capital stock of the Finance Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and, to the knowledge of such counsel, beneficially by the Company free and clear of any perfected security interests or any other security interests, liens, encumbrances, equities or claims. The partnership agreement of the Finance Partnership has been duly authorized, executed and delivered by the Finance Company, as its general partner, and constitutes the valid and binding obligation of the Finance Company, as its general partner. Such partnership agreement reflects the Finance Company as the sole general partner of the Finance Partnership and the Operating Partnership as the sole limited partner of the Finance Partnership.

               (iv) All outstanding shares of Common Stock (including the Securities, when issued and paid for by the Underwriter in accordance with the terms of this Agreement) have been issued in compliance with the registration requirements of federal securities laws (or pursuant to an exemption therefrom), were not, to the knowledge of such counsel, issued in violation of or subject to any agreement to which the Company is a party and which is known to such counsel based on a certificate of the Company's Chairman of the Board of Directors and its President and Chief Executive Officer, or any preemptive rights or other rights to subscribe for or purchase any securities; no holders of outstanding shares of capital stock of the Company are entitled under any agreement to which the Company is a party and which is known to such counsel based on a certificate of the Company's Chairman of the Board of Directors and its President and Chief Executive Officer, as such, to any preemptive or other rights to subscribe for any of the Securities; and to the knowledge of such counsel no holders of securities of the Company are entitled to have such securities registered under the Registration Statement.

               (v) The outstanding Units, including, without limitation, the Units issued to the Company, have been duly authorized and validly issued. The Units to be issued to the Company in exchange for the contribution to the Operating Partnership of the net proceeds of the offering of the Securities have been duly authorized and, upon contribution of the net offering proceeds to the Operating Partnership, will be validly issued. The terms of the Units conform in all material respects to the description thereof and all statements related thereto contained in the Registration Statement, the Prospectus and any Integrated Prospectus.

               (vi) Except as disclosed in the Registration Statement, the Prospectus and any Integrated Prospectus, to the knowledge of such counsel there are no outstanding (A) securities, equity interests or obligations of the Company or any of its Subsidiaries convertible into or exchangeable for any capital stock or equity interests (as the case may be) of the Company or any such Subsidiary, (B) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or equity interests or any such convertible or exchangeable securities, equity interests or obligations, or (C) obligations of the Company or any such Subsidiary to issue any shares of capital stock, equity interests, any such convertible or exchangeable securities, equity interests or obligations, or any such warrants, rights or options.

               (vii) The statements set forth under the headings "Partnership Agreement of the Operating Partnership," "Certain U.S. Federal Income Tax Consequences to Holders of Common Stock," "Federal Income Tax Consequences" and "Other Tax Consequences" in the Prospectus and any Integrated Prospectus, insofar as such statements describe statutes, rules or regulations, legal conclusions with respect to their application or provisions of the organizational documents of the Company, the Operating Partnership or the Services Company, as applicable, have been reviewed by such counsel, are correct in all material respects and present fairly the information required to be disclosed therein.

               (viii) The execution and delivery of this Agreement have been duly authorized by all necessary partnership action of the Operating Partnership, and this Agreement has been duly executed and delivered by the Operating Partnership, and is the valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws relating to creditors' rights generally, to the application of equitable principles in any proceeding, whether at law or in equity, as limited by the unenforceability under certain circumstances under law or court decisions of provisions providing for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy and to the extent that enforceability of such provisions may be limited due to the existence of an untrue statement of a material fact in the Registration Statement, the Prospectus and any Integrated Prospectus or omission to state a material fact therein necessary to make the statements in the Registration Statement, the Prospectus and any Integrated Prospectus, respectively, not misleading, it being understood that such counsel need not express any view with respect thereto other than as set forth in the paragraph immediately following clause (xv) below.

               (ix) To the knowledge of such counsel based on the representations of the Company contained herein, review of the letters of attorneys delivered to the Company's auditors with respect to the existence of contingent liabilities of the Company and a certificate of the General Counsel of the Company, (A) no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be disclosed in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not disclosed therein or filed as required.

               (x) The issuance, offering and sale of the Securities to the Underwriter by the Company pursuant to this Agreement, the compliance by the Company and the Operating Partnership with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any federal, or California or New York governmental authority, except such as have been obtained under the Act and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or any of their respective properties are bound identified by an officer of the Company as material to the Company or any of the Subsidiaries (the "Material Agreements"), or the charter documents or by-laws or certificate of limited partnership or partnership agreement (as the case may be) of the Operating Partnership, the Finance Company or the Finance Partnership, or any provision of any California or New York statute, rule or regulation (other than federal or state securities laws, which are addressed elsewhere herein), or court orders specifically directed to the Company and identified by an officer of the Company as material to the Company or any of the Subsidiaries (the "Court Orders").

               (xi) The Company is not, and after giving effect to the transactions contemplated by this Agreement will not be, subject to registration as an investment company under the Investment Company Act of 1940, as amended.

               (xii) The Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, and any Integrated Prospectus pursuant to Rules 424(b) and 434 has been made in the manner and within the time period required thereby; and based upon such counsel's due inquiry made to the Office of the Secretary of the Commission, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the knowledge of such counsel, are contemplated by the Commission.

               (xiii) The Registration Statement originally filed with respect to the Securities and each amendment thereto and any Rule 462(b) Registration Statement, the Prospectus and any Integrated Prospectus (in each case, including the documents incorporated by reference therein but not including the financial statements, schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form (at the time filed) in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder. The Company meets the requirements for the use of Form S-3 under the Act.

               (xiv) If the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or any post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule
          430A).

               (xv) The Company has been and is organized in conformity with the requirements for qualification as a "real estate investment trust" under the Code, and its method of operation, as described in the Registration Statement, the Prospectus and any Integrated Prospectus and the Officer's Certificate, has enabled, and its proposed method of operation, also as so described, will enable, the Company to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code beginning with the Company's taxable year ended December 31, 1997.

          Such counsel shall also state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of the Underwriter, at which the contents of the Registration Statement and the Prospectus and any Integrated Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any Integrated Prospectus and has not made any independent check or verification thereof, during the course of such participation no facts came to the attention of such counsel that caused such counsel to believe that the Registration Statement, at the time it became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any Integrated Prospectus, as of its date or as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no belief with respect to the financial statements, schedules and other financial data included or incorporated by reference in the Registration Statement or the Prospectus or any Integrated Prospectus.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California, the State of New York, the Delaware General Corporation Law and the Delaware Revised Limited Partnership Act or the United States of America on opinions of local, to the extent satisfactory in form and scope to counsel for the Underwriter.

          References to the Registration Statement and the Prospectus and any Integrated Prospectus in this Section 7(b) shall include any amendment or supplement thereto at the date of such opinion.

          (c) The Underwriter shall have received an opinion, dated the Closing Date, of Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company and its subsidiaries, to the following effect:

               (i) Each of the Company and the Services Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland.

               (ii) The Company has the requisite corporate power and corporate authority to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus or any Integrated Prospectus, to enter into this Agreement and to carry out all terms and provisions thereof to be carried out by it.

               (iii) The Services Company has the requisite corporate power and corporate authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or any Integrated Prospectus.

               (iv) The authorized, issued and outstanding capital stock of the Company is as set forth or incorporated by reference in the Registration Statement and the Prospectus or any Integrated Prospectus; all necessary and proper corporate action required under the articles of incorporation and bylaws of the Company and the Maryland General Corporation Law (the "MGCL") was taken in order to duly authorize all outstanding shares of Common Stock (including the Securities); all outstanding shares of Common Stock (including the Securities, when issued and paid for by the Underwriter in accordance with the terms of this Agreement) have been (or in the case of the Securities will be) duly and validly issued and fully paid and non-assessable, were not, to the best knowledge of such counsel, issued in violation of or subject to, under the articles of incorporation or the MGCL, any pre-emptive rights or other rights to subscribe for or purchase any securities of the Company, and conform, in all material respects, to the description thereof contained in the Registration Statement and the Prospectus or any Integrated Prospectus; and to the best knowledge of such counsel, no holders of outstanding shares of capital stock of the Company are entitled, under the articles of incorporation or bylaws of the Company or the MGCL, to any pre-emptive or other rights to subscribe for any of the Securities.

               (v) The issued shares of capital stock of the Services Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned of record and, to the best knowledge of such counsel, beneficially, as follows: (i) John B. Kilroy, Sr. is the owner of 25 shares of the common stock of the Services Company, par value one cent ($.0l) per share ("Services Company Common Stock");
          (ii) John B. Kilroy, Jr. is the owner of 25 shares of Services Company Common Stock; and (iii) the Operating Partnership is the owner of 950 shares of the preferred stock of the Services Company, par value one cent ($.01) per share ("Services Company Preferred Stock") . The shares of Services Company Preferred Stock owned by the Operating Partnership are, to the best knowledge of such counsel, free and clear of any perfected security interests or other liens, encumbrances and equitable or other claims.

               (vi) The execution and delivery by the Company of this Agreement in its individual capacity and in its capacity as general partner of the Operating Partnership has been duly authorized by all necessary corporate action required under the articles of incorporation and bylaws of the Company and the MGCL. This Agreement has been duly executed and delivered by the Company in its individual capacity and in its capacity as general partner of the Operating Partnership.

               (vii) The statements set forth in the Registration Statement and the Prospectus or any Integrated Prospectus under the headings "Description of Capital Stock" and "Certain Provisions of Maryland Law and of the Articles of Incorporation and Bylaws," insofar as such statements constitute matters of Maryland corporate law, summaries of Maryland corporate legal matters, documents, proceedings or legal conclusions under Maryland corporate law, have been reviewed by us and are correct in all material respects and present fairly the information contained therein.

               (viii) The issuance, offering and sale of the Securities to the Underwriter by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions contemplated herein do not: (a) require the consent, approval, authorization, registration or qualification of or with any Maryland governmental authority; or (b) conflict with, or result in a breach or violation of, any of the terms and provisions of the articles of incorporation or the bylaws of the Company or the Services Company or any provisions of Maryland law.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of Maryland on opinions of local, to the extent satisfactory in form and scope to counsel for the Underwriter.

          References to the Registration Statement and the Prospectus and any Integrated Prospectus in this Section 7(c) shall include any amendment or supplement thereto at the date of such opinion.

          (d) The Underwriter shall have received an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriter, with respect to the issuance and sale of the Securities, the Registration Statement and the Prospectus and any Integrated Prospectus, and such other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such mailers.

          (e) The Underwriter shall have received from Deloitte & Touche LLP a letter or letters dated, respectively, the date hereof and the Closing Date, in form and substance satisfactory to the Underwriter, to the following effect:

               (i) They are independent accountants with respect to the Company and its consolidated subsidiaries and the Kilroy Group, the Acquisition Properties, the Post IPO Acquisitions through June 30, 1997, the Acquired Properties and the Pending Acquisitions for the year ended December 31, 1996 within the meaning of the Act, the Exchange Act and the applicable rules and regulations thereunder;

               (ii) In their opinion, the consolidated financial statements and schedules and pro forma financial statements examined by them and included in the Registration Statement, the Prospectus and any Integrated Prospectus comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published rules and regulations;

               (iii) On the basis of a reading of the latest available interim unaudited consolidated condensed financial statements of the Company, the Acquisition Properties, the Post IPO Acquisitions through June 30, 1997, the Acquired Properties and the Pending Acquisitions for the year ended December 31, 1996, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                    (A) at a specific date (not more than five business days
               prior to the date of such letter), there were any increases in debt or decreases in stockholders' equity of the Company or any decreases in total assets of the Company, in each case as compared with amounts shown in the September 30, 1997 combined balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, or for the period from October 1, 1997 to December 31, 1997, there were any decreases, as compared with the corresponding period of the previous year, in rental income, total revenues or net income (as applicable) on an equivalent property basis, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and

                    (B) At a specific date (not more than five business days
               prior to the date of such letter), with respect to the Company, there were any increases in borrowings as compared with amounts shown in the September 30, 1997 balance sheet included or incorporated by reference in the Registration Statement, the Prospectus and any Integrated Prospectus, except in all instances for changes or increases which the Registration Statement and the Prospectus disclose have occurred or may occur.

               (iv) They have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information identified by the Underwriter that are derived from the general accounting records of the Company and its consolidated subsidiaries and/or their respective predecessors and are included in the Registration Statement, the Prospectus and any Integrated Prospectus and have compared such amounts, percentages and financial information with such records of the Company and its consolidated subsidiaries and/or their respective predecessors and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

               (v) On the basis of a reading of the unaudited pro forma condensed consolidated financial statements included in the Registration Statement, the Prospectus and any Integrated Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma condensed consolidated financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma condensed consolidated financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriter that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Underwriter deems such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Underwriter, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          References to the Registration Statement and the Prospectus and any Integrated Prospectus in this Section 7(e) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (f) the Underwriter shall have received a certificate, dated the Closing Date, of the chief executive officer and the principal financial or accounting officer of the Company to the effect that:

               (i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct as if made on and as of the Closing Date; the Registration Statement, as amended as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus and any Integrated Prospectus, as amended or supplemented as of the Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each of the Company and the Operating Partnership has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference in the Registration Statement or the Prospectus or any amendment or supplement thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's or the Operating Partnership's knowledge, are contemplated by the Commission;

               (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and the Integrated Prospectus, neither the Company nor any of its subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, regardless of whether covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus and any Integrated Prospectus (exclusive of any amendment or supplement thereto); and

               (iv) all filings required to have been made pursuant to Rule 424 or Rule 430A under the Act have been made.

          (g) On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (h) Prior to the commencement of the offering of the Securities, the Securities shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter and counsel for the Underwriter. The Company shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters and documents in such quantities as the Underwriter and counsel for the Underwriter shall reasonably request.

      8.  Indemnification and Contribution.
          --------------------------------

          (a) Each of the Company and the Operating Partnership, jointly and severally, agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company or the Operating Partnership in Section 2 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the

     Commission or any securities association or securities exchange (each an "Application") or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading,. In addition, each of the Company and the Operating Partnership, jointly and severally, agrees to reimburse, as incurred, the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Company nor the Operating Partnership will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus and any Integrated Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and provided, further, that neither the Company nor the Operating Partnership will be liable to the Underwriter or any person controlling the Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company or the Operating Partnership with Sections 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company or the Operating Partnership may otherwise have. Neither the Company nor the Operating Partnership will, without the prior written consent of the Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (regardless of whether the Underwriter or any person who controls the Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriter and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) The Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
     (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any Integrated Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which the

     Underwriter may otherwise have. The Underwriter shall not, without the prior consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (regardless of whether the Company, any of its directors or officers who signed the Registration Statement or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company, its officers and directors who signed the Registration Statement and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from (i) any liability which it may have to any indemnified party under this Section 8 except to the extent that the indemnifying party has been prejudiced as a result thereof or (ii) any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
     Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Operating Partnership and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriter were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by the Underwriter under this Agreement, less the aggregate amount of any damages that the Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and the Company and the Operating Partnership shall be deemed one party and jointly and severally liable for any obligations to contribute hereunder and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company and the Operating Partnership.

      9.  Survival.   The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, its officers, the Operating Partnership and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Operating Partnership, the Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     10.  Termination.  This Agreement may be terminated with respect to the
          -----------
Securities in the sole discretion of the Underwriter by notice to the Company given prior to the Closing Date, in the event that the Company or the Operating Partnership shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date, respectively,

          (a) the Company or any of its subsidiaries shall have, in the sole judgment of the Underwriter, sustained any material loss or interference with its businesses or properties from fire, flood, hurricane, accident or other calamity, regardless of whether covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto);

               (i) trading in the Common Stock shall have been suspended by the Commission or the New York Stock Exchange;

               (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

               (iii) a banking moratorium shall have been declared by authorities of New York, California, Maryland, or the United States of America; or

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States of America and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States of America or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the judgment of the Underwriter, makes it impractical or inadvisable to (x) commence or continue the offering of the units of the Trust to the public, or (y) enforce contracts for the sale of the units of the Trust.

          (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section(s) 6 and 9 hereof.

     11.  Information Supplied by the Underwriter.  The statements set forth in
          ---------------------------------------
the last two paragraphs on the front cover page, and, under the heading "Underwriting," the information contained in the third paragraph, in any Preliminary Prospectus, the Prospectus or any Integrated Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriter to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriter confirms that such statements (to such extent) are correct.

     12.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 2250 East Imperial Highway, El Segundo, California 90245, Attention: Chief Executive Officer.

     13.  Successors.   This Agreement shall inure to the benefit of and shall
          ----------
be binding upon Underwriter, the Company, the Operating Partnership and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Operating Partnership contained in
Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriter contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     14.  Applicable Law.  The validity and interpretation of this Agreement,
          --------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

     15.  Consent to Jurisdiction and Service of Process.  All judicial
          ----------------------------------------------
proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, each of the Company and the Operating Partnership accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Company and the Operating Partnership designates and appoints Corporation Service Company, and such other persons as may hereafter be selected by each of the Company and the Operating Partnership irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Company and the Operating Partnership to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to each of the Company and the Operating Partnership at its address provided in Section 12 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Company or the Operating Partnership refuses to accept service, each of the Company and the Operating Partnership hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company or the Operating Partnership in the State of New York may be made by registered or certified mail, return receipt requested, to the Company or the Operating Partnership at its address provided in Section 12 hereof, and each of the Company and the Operating Partnership hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Underwriter to bring proceedings against each of the Company and the Operating Partnership in the courts of any other jurisdiction.

     16.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                           [Signature Page Follows]

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company, the Operating Partnership and the Underwriter.

                                  Very truly yours,

                                  KILROY REALTY CORPORATION



                                  By:   /s/ Tyler H. Rose
                                       ------------------------------
                                       Tyler H. Rose
                                       Senior Vice President and
                                       Treasurer


                                  KILROY REALTY, L.P.

                                  By:  KILROY REALTY CORPORATION,
                                       its General Partner



                                  By:   /s/ Tyler H. Rose
                                       ------------------------------
                                       Tyler H. Rose
                                       Senior Vice President and
                                       Treasurer


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED



By:   /s/ Jean-Claude Canfin
     -----------------------------
     Jean-Claude Canfin
     Managing Director